UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Smith Barney Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

Smith Barney Funds, Inc.

Large Cap Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Funds, Inc.

Large Cap Value Fund

Annual Report  •  December 31, 2005

What’s

Inside

Fund Objective

The Fund seeks long-term growth of capital with current income as a secondary objective.

Under a licensing agreement between Citigroup and Legg Mason, the names of the funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

For the one-year period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.91%. While corporate profits remained strong during the year, they were often overshadowed by rising interest rates and higher oil prices.

Looking at the fiscal year as a whole, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indexes returning 12.65%, 6.27%, and 4.55%, respectively. From an investment style perspective, value stocks outperformed growth stocks for the sixth consecutive calendar year, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.85% and 5.17%, respectively, in 2005.

Smith Barney Funds, Inc. Large Cap Value Fund         I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

On or about April 7, 2006 Smith Barney Funds, Inc. —Large Cap Value Fund will be renamed the Legg Mason Partners Large Cap Value Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II         Smith Barney Funds, Inc. Large Cap Value Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Smith Barney Funds, Inc. Large Cap Value Fund         III

Manager Overview

MARK J. MCALLISTER, CFA (left) Portfolio Manager ROBERT FEITLER (right) Portfolio Manager

Special Shareholder Notice

Effective December 16, 2005, Standard & Poor’s renamed the S&P 500/BARRA Value Index,i the S&P 500/Citigroup Value Index.ii

Q. What were the overall market conditions during the Fund’s reporting period?

A. There was no shortage of problems for the U.S. economy to overcome during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues, and falling consumer confidence. However, the U.S. economy proved to be resilient and provided a positive backdrop for the stock market in 2005.

Businesses across America did their part with record levels of profits for the third consecutive year, strong underlying fundamentals and well-balanced growth. Unfortunately, this did not translate into strong stock market returns, as the S&P 500 Indexiii gained a modest 4.91% in 2005.

After much speculation about a fourth quarter rally, the U.S. equity market had an unremarkable finish. The year ended with equities falling in October due to concerns over inflation and continued interest rate hikes by the Federal Reserve Board (“Fed”),iv rallying in November, as better-than-expected corporate earnings and falling oil prices buoyed investor confidence and finally, treading water in December with increased merger and acquisition activity offset by a cooling housing market.

The Fed continued to raise interest rates over the period in an attempt to ward off inflation. All told, the Fed’s rate hikes have brought the target for the federal funds ratev to 4.25%. This represents the longest sustained Fed tightening cycle since 1977-1979. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. In addition, the yield curve inverted, as the yield on the two-year Treasury note surpassed that of 10-year Treasuries. This anomaly was notable since it has often foreshadowed economic recessions.

Looking more closely at the stock market’s returns in 2005, the top-performing sector of the S&P 500 Index was energy, gaining 31.35%, followed at a distance by the utilities and financials sectors, rising 16.84% and 6.48% respectively. In contrast, the consumer discretionary, telecommunication services and technology sectors produced weak returns.

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         1

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Smith Barney Funds, Inc. — Large Cap Value Fund, excluding sales charges, returned 6.03%. In comparison, the Fund’s unmanaged benchmarks, the Russell 1000 Value Indexvi, the S&P 500 Index, and the S&P 500/Citigroup Value Index returned 7.05%, 4.91% and 5.82%, respectively, for the same period. The Lipper Large-Cap Value Funds Category Average1 increased 5.72%.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months
Large Cap Value Fund — Class A Shares	6.48%	6.03%

Russell 1000 Value Index	5.20%	7.05%

S&P 500 Index	5.76%	4.91%

S&P 500/Citigroup Value Index	5.72%	5.82%

Lipper Large-Cap Value Funds Category Average	5.43%	5.72%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
Performance figures reflect voluntary fee reimbursements by the Manager, without which the performance would have been lower.
The Fund has entered into a contractual expense reimbursement agreement with each of its co-distributors with respect to Class A shares of the Fund. Each co-distributor will reimburse the Fund to the extent that 12b-1 plan payments exceed expenses.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 5.98%, Class C shares returned 6.04% and Class Y shares returned 6.64% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 5.04%, Class C shares returned 5.12% and Class Y shares returned 6.34% over the twelve months ended December 31, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 475 funds for the 6-month period and among the 469 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

A. The Fund’s outperformance relative to the S&P 500/Citigroup Value Index during the period was mainly attributable to security selection. Security selection was strongest in the

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 469 funds in the Fund’s Lipper category, and excluding sales charges.

2         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

industrials and consumer discretionary sectors and weakest in the technology and energy sectors. Overall, sector allocation had a marginally negative impact with an overweight position in both energy and technology contributing positively to performance; however, this benefit was mostly offset by the underweight position in utilities and the overweight position in consumer discretionary, which held back performance.

What were the leading contributors to performance?

A. Top contributors during the period included Altria Group Inc., Marathon Oil Inc., ENSCO International Inc., Boeing Co. and Loews Corp.

What were the leading detractors from performance?

A. Stocks that detracted from performance came from a number of different sectors and included Lexmark International Inc., Comcast Corp., Solectron Corp., Liberty Media Corp. and Verizon Communications Inc. In October, Lexmark shares fell sharply after the company pre-announced it was slashing its profit forecast. The company underestimated the competitive pressures in the printer industry and was forced to cut prices to stem market share losses. We sold our position in the Fund since we believe the investment thesis was impaired. We also sold our positions in Comcast, Solectron and Verizon Communications during the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we reduced our technology, energy and consumer discretionary exposure in the portfolio and increased our healthcare, consumer staples and financials weightings. We are currently overweight in health care, consumer staples and consumer discretionary and underweight in industrials, technology and utilities versus the S&P 500/Citigroup Value Index.

Thank you for your investment in the Smith Barney Funds Inc., Large Cap Value Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark J. McAllister, CFA Vice President and Investment Officer	Robert Feitler Vice President and Investment Officer

February 2, 2006

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Bank of America Corp. (3.5%), Altria Corp. (3.3%), Sprint Nextel Corp. (3.0%), Merrill Lynch & Co. Inc. (2.5%), Kroger Co. (2.5%), Capital One Financial Corp. (2.5%), American International Group Inc. (2.4%), News Corp., Class B Shares (2.4%), Total SA, Sponsored ADR (2.3%) and Wells Fargo & Co. (2.1%). Please refer to pages 10 through 13 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (29.9%), Consumer Discretionary (11.9%), Health Care (10.6%), Consumer Staples (10.1%) and Energy (9.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, common stocks are subject to market fluctuations. Foreign stocks are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The S&P 500 Barra Value is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ii	The S&P 500/Citigroup Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

vi	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

4         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Fund at a Glance (unaudited)

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	6.48%	$1,000.00	$1,064.80	0.91%	$4.74

Class B	5.98	1,000.00	1,059.80	1.80	9.35

Class C	6.04	1,000.00	1,060.40	1.75	9.09

Class Y	6.64	1,000.00	1,066.40	0.60	3.13

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.62	0.91%	$4.63

Class B	5.00	1,000.00	1,016.13	1.80	9.15

Class C	5.00	1,000.00	1,016.38	1.75	8.89

Class Y	5.00	1,000.00	1,022.18	0.60	3.06

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 12/31/05	6.03%	5.04%	5.12%	6.34%

Five Years Ended 12/31/05	0.44	(0.41)	(0.38)	0.75

Ten Years Ended 12/31/05	6.88	6.01	6.03	N/A

Inception* through 12/31/05	10.63	7.91	7.63	6.96

	With Sales Charges(3)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 12/31/05	0.70%	0.04%	4.12%	6.34%

Five Years Ended 12/31/05	(0.59)	(0.61)	(0.38)	0.75

Ten Years Ended 12/31/05	6.33	6.01	6.03	N/A

Inception* through 12/31/05	10.46	7.91	7.63	6.96

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/95 through 12/31/05)	94.54%

Class B (12/31/95 through 12/31/05)	79.30

Class C (12/31/95 through 12/31/05)	79.62

Class Y (Inception* through 12/31/05)	94.60

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charges of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	The inception dates for Class A, B, C and Y shares are February 26, 1972, November 7, 1994, December 2, 1992 and February 6, 1996, respectively.

8         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Large Cap Value Fund vs. the Russell 1000 Value Index, S&P 500/Citigroup Value Index and S&P 500 Index† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Effective December 16, 2005, Standard & Poor renamed the S&P 500/BARRA Value Index, the S&P 500/Citigroup Value Index. The S&P 500/Citigroup Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of distributions, including returns of capital, if any. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         9

Sc hedule of Investments (December 31, 2005)

LARGE CAP VALUE FUND

Shares	Security	Value
COMMON STOCKS — 95.1%
CONSUMER DISCRETIONARY — 11.9%
Hotels, Restaurants & Leisure — 1.7%
460,400	McDonald’s Corp.	$15,524,688

Household Durables — 1.0%
361,200	Newell Rubbermaid Inc.	8,589,336

Media — 7.1%
292,400	EchoStar Communications Corp., Class A Shares*	7,944,508
128,400	Liberty Global Inc., Class A Shares*	2,889,000
57,500	Liberty Global Inc., Series C Shares*	1,219,000
1,168,800	Liberty Media Corp., Class A Shares*	9,198,456
1,282,400	News Corp., Class B Shares	21,300,664
313,700	SES Global SA, FDR	5,494,241
823,600	Time Warner Inc.	14,363,584

	Total Media	62,409,453

Multiline Retail — 2.1%
178,100	J.C. Penney Co. Inc.	9,902,360
153,900	Target Corp.	8,459,883

	Total Multiline Retail	18,362,243

	TOTAL CONSUMER DISCRETIONARY	104,885,720

CONSUMER STAPLES — 10.1%
Food & Staples Retailing — 4.2%
1,167,500	Kroger Co.*	22,042,400
330,300	Wal-Mart Stores Inc.	15,458,040

	Total Food & Staples Retailing	37,500,440

Food Products — 1.0%
474,000	Sara Lee Corp.	8,958,600

Household Products — 1.6%
233,700	Kimberly-Clark Corp.	13,940,205

Tobacco — 3.3%
384,300	Altria Group Inc.	28,714,896

	TOTAL CONSUMER STAPLES	89,114,141

ENERGY — 9.2%
Energy Equipment & Services — 2.5%
113,000	ENSCO International Inc.	5,011,550
234,400	GlobalSantaFe Corp.	11,286,360
94,800	Halliburton Co.	5,873,808

	Total Energy Equipment & Services	22,171,718

Oil, Gas & Consumable Fuels — 6.7%
298,700	Marathon Oil Corp.	18,211,739
67,600	Nexen Inc.	3,219,788
141,000	Royal Dutch Shell PLC, ADR, Class A Shares	8,670,090

See Notes to Financial Statements.

10         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value
Oil, Gas & Consumable Fuels — 6.7% (continued)
133,400	Suncor Energy Inc.	$8,421,542
161,500	Total SA, Sponsored ADR	20,413,600

	Total Oil, Gas & Consumable Fuels	58,936,759

	TOTAL ENERGY	81,108,477

FINANCIALS — 29.9%
Capital Markets — 4.1%
106,900	Goldman Sachs Group Inc.	13,652,199
330,000	Merrill Lynch & Co. Inc.	22,350,900

	Total Capital Markets	36,003,099

Commercial Banks — 8.1%
663,900	Bank of America Corp.	30,638,985
265,100	U.S. Bancorp	7,923,839
263,100	Wachovia Corp.	13,907,466
297,200	Wells Fargo & Co.	18,673,076

	Total Commercial Banks	71,143,366

Consumer Finance — 4.6%
256,700	American Express Co.	13,209,782
253,100	Capital One Financial Corp.	21,867,840
202,000	MBNA Corp.	5,484,300

	Total Consumer Finance	40,561,922

Diversified Financial Services — 2.0%
448,700	JPMorgan Chase & Co.	17,808,903

Insurance — 6.2%
315,100	American International Group Inc.	21,499,273
110,600	Chubb Corp.	10,800,090
158,800	Loews Corp.	15,062,180
156,700	St. Paul Travelers Cos. Inc.	6,999,789

	Total Insurance	54,361,332

REITs — 1.7%
270,200	Equity Office Properties Trust	8,195,166
186,000	Equity Residential	7,276,320

	Total REITs	15,471,486

Thrifts & Mortgage Finance — 3.2%
212,300	Freddie Mac	13,873,805
217,900	Golden West Financial Corp.	14,381,400

	Total Thrifts & Mortgage Finance	28,255,205

	TOTAL FINANCIALS	263,605,313

HEALTH CARE — 10.6%
Health Care Providers & Services — 4.0%
300,000	UnitedHealth Group Inc.	18,642,000
202,200	WellPoint Inc.*	16,133,538

	Total Health Care Providers & Services	34,775,538

See Notes to Financial Statements.

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         11

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value
Pharmaceuticals — 6.6%
265,100	Abbott Laboratories	$10,452,893
161,500	Johnson & Johnson	9,706,150
241,000	Novartis AG, Sponsored ADR	12,647,680
541,900	Pfizer Inc.	12,637,108
293,400	Sanofi-Aventis, ADR	12,880,260

	Total Pharmaceuticals	58,324,091

	TOTAL HEALTH CARE	93,099,629

INDUSTRIALS — 7.3%
Aerospace & Defense — 4.7%
265,200	Boeing Co.	18,627,648
248,000	Raytheon Co.	9,957,200
231,800	United Technologies Corp.	12,959,938

	Total Aerospace & Defense	41,544,786

Commercial Services & Supplies — 1.1%
172,500	Avery Dennison Corp.	9,534,075

Industrial Conglomerates — 1.5%
166,500	Textron Inc.	12,817,170

	TOTAL INDUSTRIALS	63,896,031

INFORMATION TECHNOLOGY — 5.3%
Communications Equipment — 3.3%
321,400	Comverse Technology Inc.*	8,546,026
778,400	Nokia Oyj, Sponsored ADR	14,244,720
1,989,500	Nortel Networks Corp.*	6,087,870

	Total Communications Equipment	28,878,616

Computers & Peripherals — 1.0%
108,400	International Business Machines Corp.	8,910,480

Software — 1.0%
340,000	Microsoft Corp.	8,891,000

	TOTAL INFORMATION TECHNOLOGY	46,680,096

MATERIALS — 2.2%
Chemicals — 2.2%
136,800	Air Products & Chemicals Inc.	8,097,192
261,900	E.I. du Pont de Nemours & Co.	11,130,750

	TOTAL MATERIALS	19,227,942

TELECOMMUNICATION SERVICES — 6.8%
Diversified Telecommunication Services — 1.9%
685,043	AT&T Inc.	16,776,703

See Notes to Financial Statements.

12         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value
Wireless Telecommunication Services — 4.9%
265,800	ALLTEL Corp.	$16,771,980
1,120,209	Sprint Nextel Corp.	26,168,083

	Total Wireless Telecommunication Services	42,940,063

	TOTAL TELECOMMUNICATION SERVICES	59,716,766

UTILITIES — 1.8%
Multi-Utilities — 1.8%
363,600	Sempra Energy	16,303,824

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $690,523,805)	837,637,939

Face Amount
SHORT-TERM INVESTMENT — 4.8%
Repurchase Agreement — 4.8%
$42,115,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity - $42,134,888; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/5/07 to 10/6/25; Market Value - $43,403,321) (Cost — $42,115,000)	42,115,000

	TOTAL INVESTMENTS — 99.9% (Cost — $732,638,805#)	879,752,939
	Other Assets in Excess of Liabilities — 0.1%	474,542

	TOTAL NET ASSETS — 100.0%	$880,227,481

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $735,716,843.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
FDR	— Foreign Depositary Receipt
REITs	— Real Estate Investment Trust

See Notes to Financial Statements.

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         13

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost—$732,638,805)	$879,752,939
Cash	529
Receivable for securities sold	28,936,244
Dividends and interest receivable	1,183,738
Receivable for Fund shares sold	164,922
Prepaid expenses	26,701

Total Assets	910,065,073

LIABILITIES:
Payable for securities purchased	22,603,071
Distributions payable	6,153,206
Management fee payable	440,451
Payable for Fund shares repurchased	365,272
Distribution fees payable (Notes 2 and 4)	94,615
Transfer agent fees payable	89,810
Deferred compensation payable	22,342
Directors’ fees payable	140
Accrued expenses	68,685

Total Liabilities	29,837,592

Total Net Assets	$880,227,481

NET ASSETS:
Par value (Note 6)	$528,116
Paid-in capital in excess of par value	735,686,041
Overdistributed net investment income	(22,342)
Accumulated net realized loss on investments and foreign currency transactions	(3,078,038)
Net unrealized appreciation on investments and foreign currencies	147,113,704

Total Net Assets	$880,227,481

Shares Outstanding:
Class A	22,782,994

Class B	2,257,082

Class C	4,839,036

Class Y	22,932,534

Net Asset Value:
Class A (and redemption price)	$16.68

Class B*	$16.62

Class C*	$16.62

Class Y (and redemption price)	$16.67

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$17.56

*	Redemption price is NAV of Class B and C shares reduced by 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Statement of Operations (For the year ended December 31, 2005)

INVESTMENT INCOME:
Dividends	$16,350,730
Interest	988,820
Less: Foreign taxes withheld	(291,468)

Total Investment Income	17,048,082

EXPENSES:
Management fee (Note 2)	4,887,940
Distribution fees (Notes 2 and 4)	2,307,841
Transfer agent fees (Notes 2 and 4)	504,443
Shareholder reports (Note 4)	78,227
Custody fees	66,718
Registration fees	51,088
Legal fees	28,296
Insurance	27,231
Audit and tax	23,899
Directors’ fees	9,390
Miscellaneous expenses	9,396

Total Expenses	7,994,469
Less: Distribution fees reimbursement (Note 4)	(271,653)

Net Expenses	7,722,816

Net Investment Income	9,325,266

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	29,435,006
Foreign currency transactions	(1,784)

Net Realized Gain	29,433,222

Change in Net Unrealized Appreciation/Depreciation From:
Investments	13,135,559
Foreign currencies	(430)

Change in Net Unrealized Appreciation/Depreciation	13,135,129

Net Gain on Investments and Foreign Currencies	42,568,351

Increase in Net Assets From Operations	$51,893,617

See Notes to Financial Statements.

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         15

Statements of Changes in Net Assets (For the years ended December 31,)

	2005	2004
OPERATIONS:
Net investment income	$9,325,266	$9,815,415
Net realized gain	29,433,222	59,471,956
Change in net unrealized appreciation	13,135,129	6,393,189

Increase in Net Assets From Operations	51,893,617	75,680,560

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 and 5):
Net investment income	(9,070,901)	(10,086,539)
Net realized gains	(8,750,944)	—

Decrease in Net Assets From Distributions to Shareholders	(17,821,845)	(10,086,539)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	198,993,919	84,588,933
Reinvestment of distributions	8,173,097	5,722,227
Cost of shares repurchased	(149,202,389)	(118,693,037)

Increase (Decrease) in Net Assets From Fund Share Transactions	57,964,627	(28,381,877)

Increase in Net Assets	92,036,399	37,212,144
NET ASSETS:
Beginning of year	788,191,082	750,978,938

End of year*	$880,227,481	$788,191,082

* Includes overdistributed net investment income of:	$(22,342)	$(294,791)

See Notes to Financial Statements.

16         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Year	$16.06	$14.77		$11.52	$15.86	$17.59

Income (Loss) From Operations:
Net investment income	0.18	0.21		0.17	0.19	0.18
Net realized and unrealized gain (loss)	0.78	1.30		3.26	(4.34)	(1.73)

Total Income (Loss) From Operations	0.96	1.51		3.43	(4.15)	(1.55)

Less Distributions From:
Net investment income	(0.17)	(0.22)		(0.18)	(0.19)	(0.18)
Net realized gains	(0.17)	—		—	—	—

Total Distributions	(0.34)	(0.22)		(0.18)	(0.19)	(0.18)

Net Asset Value, End of Year	$16.68	$16.06		$14.77	$11.52	$15.86

Total Return(2)	6.03%	10.26%		30.05%	(26.27)%	(8.81)%

Net Assets, End of Year (millions)	$380	$418		$423	$363	$596

Ratios to Average Net Assets:
Gross expenses	0.95%	0.94%		0.94%	0.94%	0.89
Net expenses	0.88 (3)	0.92	(3)(4)	0.94	0.94	0.89
Net investment income	1.13	1.37		1.38	1.41	1.11

Portfolio Turnover Rate	55%	42%		47%	122%	25%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The distributor reimbursed a portion of its distribution fees.
(4)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         17

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$16.02	$14.74	$11.49	$15.82	$17.53

Income (Loss) From Operations:
Net investment income	0.04	0.08	0.07	0.08	0.04
Net realized and unrealized gain (loss)	0.77	1.29	3.26	(4.34)	(1.71)

Total Income (Loss) From Operations	0.81	1.37	3.33	(4.26)	(1.67)

Less Distributions From:
Net investment income	(0.04)	(0.09)	(0.08)	(0.07)	(0.04)
Net realized gains	(0.17)	—	—	—	—

Total Distributions	(0.21)	(0.09)	(0.08)	(0.07)	(0.04)

Net Asset Value, End of Year	$16.62	$16.02	$14.74	$11.49	$15.82

Total Return(2)	5.04%	9.29%	29.08%	(26.92)%	(9.55)%

Net Assets, End of Year (millions)	$38	$50	$56	$53	$88

Ratios to Average Net Assets:
Gross expenses	1.79%	1.77%	1.77%	1.76%	1.74%
Net expenses	1.79	1.75 (3)	1.77	1.76	1.74
Net investment income	0.22	0.53	0.55	0.59	0.26

Portfolio Turnover Rate	55%	42%	47%	122%	25%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

18         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$16.02	$14.74	$11.50	$15.83	$17.55

Income (Loss) From Operations:
Net investment income	0.04	0.09	0.07	0.08	0.05
Net realized and unrealized gain (loss)	0.78	1.29	3.25	(4.33)	(1.73)

Total Income (Loss) From Operations	0.82	1.38	3.32	(4.25)	(1.68)

Less Distributions From:
Net investment income	(0.05)	(0.10)	(0.08)	(0.08)	(0.04)
Net realized gains	(0.17)	—	—	—	—

Total Distributions	(0.22)	(0.10)	(0.08)	(0.08)	(0.04)

Net Asset Value, End of Year	$16.62	$16.02	$14.74	$11.50	$15.83

Total Return(3)	5.12%	9.40%	29.01%	(26.88)%	(9.57)%

Net Assets, End of Year (millions)	$80	$103	$93	$63	$101

Ratios to Average Net Assets:
Gross expenses	1.74%	1.73%	1.74%	1.75%	1.71%
Net expenses	1.74	1.70 (4)	1.74	1.75	1.71
Net investment income	0.27	0.59	0.57	0.60	0.29

Portfolio Turnover Rate	55%	42%	47%	122%	25%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         19

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$16.05	$14.77	$11.52	$15.86	$17.60

Income (Loss) From Operations:
Net investment income	0.23	0.26	0.21	0.24	0.23
Net realized and unrealized gain (loss)	0.78	1.29	3.27	(4.35)	(1.73)

Total Income (Loss) From Operations	1.01	1.55	3.48	(4.11)	(1.50)

Less Distributions From:
Net investment income	(0.22)	(0.27)	(0.23)	(0.23)	(0.24)
Net realized gains	(0.17)	—	—	—	—

Total Distributions	(0.39)	(0.27)	(0.23)	(0.23)	(0.24)

Net Asset Value, End of Year	$16.67	$16.05	$14.77	$11.52	$15.86

Total Return(2)	6.34%	10.56%	30.53%	(26.02)%	(8.55)%

Net Assets, End of Year (millions)	$382	$217	$179	$138	$240

Ratios to Average Net Assets:
Gross expenses	0.61%	0.61%	0.61%	0.59%	0.58%
Net expenses	0.61	0.58 (3)	0.61	0.59	0.58
Net investment income	1.43	1.76	1.71	1.75	1.41

Portfolio Turnover Rate	55%	42%	47%	122%	25%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

20         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Large Cap Value Fund (the “Fund”), is a separate diversified investment fund of the Smith Barney Funds Inc. (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) REIT Distributions. The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains and return of capital. It is the policy of the Fund to estimate the character of

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         21

Notes to Financial Statements (continued)

distributions received from underlying REITs based upon historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

22         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Notes to Financial Statements (continued)

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$19,868	—	$(19,868)

(b)	(1,784)	$1,784	—

(a)	Reclassifications are primarily due to a taxable overdistribution.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, the Fund paid the Manager a fee calculated at an annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Annual Rate
First $500 million	0.600%

Next $500 million	0.550%

Over $1 Billion	0.500%

Under the new Investment Management agreement the Fund will continue to pay the Manager a management fee calculated at an annual rate of the Fund’s average daily net assets as shown in the table above.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. During the period covered by this report, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         23

Notes to Financial Statements (continued)

paid by CTB. For the period ended December 31, 2005, the Fund paid transfer agent fees of $362,444 to CTB. In addition, for the period ended December 31, 2005, the Fund also paid $5,330 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C Shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended December 31, 2005, CDSCs paid to CGM, its affiliates and LMIS and sales charges received by CGM, its affiliates and LMIS were approximately as follows:

	Class A		Class B	Class C
CDSCs	$0	*	$44,000	$3,000

Sales Charges	68,000		—	—

*	Amount represents less than $1,000.

During the period ended December 31, 2005, CGM and its affiliates received brokerage commissions in the amount of $67,656 for the Fund.

The Fund has adopted an unfunded, non-qualified deferred compensation Plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains earned or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Directors voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred.

As of December 31, 2005, the Fund had accrued $22,342 as deferred compensation payable.

Certain officers and one director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

24         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$485,143,214

Sales	440,477,302

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$151,043,082
Gross unrealized depreciation	(7,006,986)

Net unrealized appreciation	$144,036,096

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 2005, total distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$980,841	$427,900	$899,100

During the year ended December 31, 2005, CGM reimbursed a portion of its distribution fee in the amount of $271,653, which represents the excess of payments made by the Fund with respect to the Distribution Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM in performing its services under the Distribution Plan.

For the year ended December 31, 2005, total transfer agent fees were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agent Fees	$334,529	$63,941	$105,765	$208

For the year ended December 31, 2005, total shareholder reports expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Reports Expenses	$46,242	$15,363	$16,364	$258

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         25

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Investment Income
Class A	$4,132,575	$5,766,241
Class B	97,388	282,532
Class C*	273,846	658,158
Class Y	4,567,092	3,379,608

Total	$9,070,901	$10,086,539

Net Realized Gains
Class A	$3,764,330	$—
Class B	374,227	—
Class C*	801,478	—
Class Y	3,810,909	—

Total	$8,750,944	$—

*	On April 29, 2004, Class L shares were renamed as Class C shares.

26         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Notes to Financial Statements (continued)

6.	Capital Shares

At December 31, 2005, the Company had two billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	542,314	$8,709,937	1,031,616	$15,652,125
Shares issued on reinvestment	411,112	6,743,624	315,051	4,848,223
Shares repurchased	(4,214,475)	(67,970,457)	(3,955,953)	(60,040,097)

Net Decrease	(3,261,049)	$(52,516,896)	(2,609,286)	$(39,539,749)

Class B
Shares sold	87,894	$1,400,578	278,409	$4,211,062
Shares issued on reinvestment	26,197	432,121	16,596	257,002
Shares repurchased	(981,216)	(15,713,270)	(955,988)	(14,444,984)

Net Decrease	(867,125)	$(13,880,571)	(660,983)	$(9,976,920)

Class C
Shares sold	169,264	$2,690,037	1,056,172	$15,894,040
Shares issued on reinvestment	60,511	997,352	39,725	617,002
Shares repurchased	(1,798,695)	(28,756,801)	(997,843)	(15,081,902)

Net Increase (Decrease)	(1,568,920)	$(25,069,412)	98,054	$1,429,140

Class Y
Shares sold	11,672,789	$186,193,367	3,353,666	$48,831,706
Shares repurchased	(2,277,999)	(36,761,861)	(1,928,434)	(29,126,054)

Net Increase	9,394,790	$149,431,506	1,425,232	$19,705,652

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31 were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$9,070,901	$10,086,539
Net Long-Term Capital Gains	8,750,944	—

Total Distributions Paid	$17,821,845	$10,086,539

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         27

Notes to Financial Statements (continued)

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Other book/tax temporary differences(a)	$(22,342)
Unrealized appreciation/(depreciation)(b)	144,035,666

Total accumulated earnings / (losses) — net	$144,013,324

During the taxable year ended December 31, 2005, the Fund utilized $ 21,931,560 of its capital loss carryover available from prior years.

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in real estate investment trusts.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also

28         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Notes to Financial Statements (continued)

requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         29

Notes to Financial Statements (continued)

addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

30         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Value Fund, a series of Smith Barney Funds, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Cap Value Fund as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         31

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Funds, Inc. — Smith Barney Large Cap Value Portfolio (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor(s), as well as the advisory, and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement.

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

32         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “large cap value funds” by Lipper, showed that the Fund’s performance for all of the time periods presented was below the median. The Board noted that as of January 2003, there had been a change in the portfolio managers managing the portfolio and for the calendar year 2003, the portfolio was in the first quintile. Management noted that the last year’s performance was, by contrast, hampered by underweighting energy stocks and overweighting technology, healthcare and consumer staples and believes that this contributed to the below median performance

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         33

Board Approval of Management Agreement (unaudited) (continued)

results. Based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 14 retail front-end load funds (including the Fund) classified as “large cap value funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s meth -

34         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

odology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund’s asset level exceeded the breakpoints (or would exceed any proposed breakpoints) and, as a result, the Fund and its shareholders realized or would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         35

Board Approval of Management Agreement (unaudited) (continued)

Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”), and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

36         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         37

Board Approval of Management Agreement (unaudited) (continued)

Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

38         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Large Cap Value Fund (“Fund”) are managed under the direction of the Smith Barney Funds, Inc. (“Company”) Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Director	Since 1999	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Director	Since 1982	Retired	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Director	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 1994	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Director	Since 1982	Investment Counselor	27	None

John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, Florida 33455 Birth Year: 1930	Director	Since 1992	Retired	27	None

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President, Chief Executive Officer and Director SBFM, and CFM; President and Chief Executive Officer of certain mutual funds associated with CAM; formerly Portfolio Manager of Smith Barney Allocation Series, Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	183	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Mark J. McAllister, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Managing Director of CAM; former Executive Vice President of JLW Capital Mgt. Inc. (from 1998 to 1999); prior to March 1998, Vice President of Cohen & Steers Capital Mgt., Inc.	N/A	N/A

40         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Robert Feitler CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2004	Managing Director of CAM	N/A	N/A

Robert J. Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President, of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

John Chiota CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM.	N/A	N/A
*	Each Director and Officer serves until his or her successors has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

42         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held to: (1) elect directors and (2) approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

1. Election of Directors

Name	Votes For	Authority Withheld	Abstentions
Lee Abraham	82,346,086.144	1,105,415.362	187,675.553

Jane F. Dasher	82,381,972.792	1,069,528.714	187,675.553

Donald R. Foley	82,355,993.618	1,095,507.888	187,675.553

Richard E. Hanson, Jr.	82,381,459.922	1,070,041.584	187,675.553

Paul Hardin	82,387,731.265	1,063,770.241	187,675.553

Roderick C. Rasmussen	82,349,344.917	1,102,156.589	187,675.553

John P. Toolan	82,362,817.190	1,088,684.316	187,675.553

R. Jay Gerken	82,364,490.243	1,087,011.263	187,675.553

2. Approval of New Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	37,130,484.993	354,922.836	387,772.406	798,837.000

Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report         43

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005

Record Date:	Quarterly
Payable Date:	Quarterly

Ordinary Income:
Qualified Dividend Income for Individuals	100.00%

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%

Record Date	12/29/2005
Payable Date	12/30/2005
Long-Term Capital Gain Dividend	$0.162875

Also, the Fund hereby designates an additional $200,794 of long-term capital gains.

Please retain this information for your records.

44         Smith Barney Funds, Inc. Large Cap Value Fund 2005 Annual Report

Smith Barney Funds, Inc.

Large Cap Value Fund

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer
and Treasurer

Mark J. McAllister, CFA

Vice President and Investment Officer

Robert Feitler

Vice President and Investment Officer

Ted P. Becker

Chief Compliance Officer

OFFICERS (continued)

John Chiota

Chief Anti-Money
Laundering Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. — Large Cap Value Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC Member NASD, SIPC

FD0853 2/06	06-9597

Smith Barney Funds, Inc.

Large Cap Value Fund

The Fund is a separate investment fund of the Smith Barney Funds, Inc., a Maryland corporation.

SMITH BARNEY FUNDS, INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,500 in 2004 and $52,500 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,700 in 2004 and $6,700 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Funds, Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Funds, Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Funds, Inc.

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Funds, Inc.

Date: March 10, 2006

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Smith Barney Funds, Inc.

Date: March 10, 2006